EXHIBIT 99.4



                             CHARMING SHOPPES, INC.
                       2004 STOCK AWARD AND INCENTIVE PLAN
                           PERFORMANCE SHARE AGREEMENT


     Agreement dated as of February ___, 2005, between CHARMING SHOPPES, INC. (the "Company") and _____________________________ (the "Employee").

     It is agreed as follows:

1. Grant of Performance Shares; Consideration; Employee Acknowledgments.

     (a) The Company hereby confirms the grant to Employee, under the Company's 2004 Stock Award and Incentive Plan (the "Plan"), of restricted stock units ("Performance Shares") with respect to ______________ shares of the Company's common stock, par value $0.10 per share ("Shares"), subject to restrictions as set forth herein and in the Plan. The Performance Shares are granted as of the date of this Performance Share Agreement (the "Date of Grant"). The number of Performance Shares set forth in this Section 1(a) is the target award of Performance Shares (the "Target Shares"). The actual number of Shares that will vest and be distributed pursuant to this Performance Share Agreement (the "Agreement") shall depend on the Company's achievement of the performance goals described in Section 3(c) below or the satisfaction of other conditions described in Section 3(b) or 3(d) of this Agreement. The Performance Shares are granted pursuant to Section 6(e) of the Plan.

     (b) Employee shall be required to pay no cash consideration for the grant of the Performance Shares, but Employee's prior services to the Company and performance of services to the Company from the date of grant to the date of issuance of the Shares, and his or her agreement to abide by the terms set forth in the Plan, this Agreement, and any Rules and Regulations under the Plan, shall be deemed to be consideration for this grant of Performance Shares. Employee acknowledges and agrees that (i) the Performance Shares are nontransferable as provided in Section 3(a) hereof and Section 10(b) of the Plan, (ii) the Performance Shares are subject to forfeiture in the event of Employee's termination of employment in certain circumstances, as specified in Section 3(b) hereof or to the extent that the performance goals specified in Section 3(c) below are not met, and (iii) sales of Shares following vesting (and, if deferred, any later settlement) of the Performance Shares will be subject to the Company's policies regulating trading by employees, including any applicable "blackout" or other designated periods in which sales of Shares are not permitted.

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       THE DATE OF GRANT OF THESE PERFORMANCE SHARES IS: ________________
                             GRANT NUMBER: _________


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2. Incorporation of Plan by Reference.

     The Performance Shares have been granted to Employee under the Plan, a copy of which is attached hereto. All of the terms, conditions and other provisions of the Plan are hereby incorporated by reference into this Agreement. Employee hereby accepts the grant of Performance Shares, acknowledges receipt of the attached copy of the Plan, and agrees to be bound by all the terms and provisions hereof and thereof (as presently in effect or hereafter amended), and by all decisions and determinations of the Board or Committee under the Plan. The number and type of Performance Shares (including the number and type of Target Shares) are subject to adjustment pursuant to Section 10(c) of the Plan.

3. Restrictions on Performance Shares.

     (a) Restrictions Generally. Until the Shares vest in accordance with
Section 3(b), 3(c), or 3(d), the following restrictions (the "Restrictions") shall apply to the Performance Shares: (1) Employee shall have no right to sell, transfer, assign, pledge, or otherwise encumber or dispose of the Performance Shares (except for transfers and forfeitures to the Company); and (2) the Performance Shares shall be subject to the risk of forfeiture as set forth in
Section 3(b) and 3(c). Employee shall be entitled to receive dividend and distribution equivalents with respect to the Performance Shares in accordance with Section 4. Employee shall not have any rights of a shareholder of the Company, including the right to vote, with respect to Performance Shares, until actual Shares are issued to Employee upon vesting of the Shares.

     (b) Termination of Employment; Forfeiture. Unless otherwise determined by the Committee, if Employee's employment terminates and immediately thereafter he or she is not an employee of the Company or any of its subsidiaries (a "Termination"), and such Termination is for any reason other than due to death, permanent disability, Retirement or involuntary termination by the Company for reasons other than "Cause," the Performance Shares as to which Restrictions have not lapsed at or before such Termination shall be forfeited at the time of such Termination. Accordingly, Employee's voluntary Termination (other than due to Retirement) or Termination by the Company for Cause will result in all Performance Shares which remain subject to Restrictions being immediately forfeited. Vesting and forfeiture terms applicable to other Terminations are as follows:

          (i) Death or Disability. In the event of Employee's Termination due to death or permanent disability, all Restrictions on the Target Shares shall lapse at the time of such Termination (i.e., none of the Target Shares will be forfeited); provided, however, that, unless otherwise determined by the Committee, Employee shall not thereafter earn Performance Shares in excess of the Target Shares under Section 3(c). For purposes of this Agreement, the existence of a "permanent disability" shall be determined by, or in accordance with criteria and standards adopted by, the Committee.

          (ii) Termination Not for Cause. In the event of Employee's Termination due to involuntary termination by the Company for reasons other than "Cause," at or after the expiration of one year after the Date of Grant, the Target Shares shall be adjusted pursuant to the Share Formula for the purpose of determining the number of shares that vest pursuant to Section 3(c) or, after a Change in Control, pursuant to Section 3(d); any



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     Target Shares reduced by operation of the Share Formula will be deemed forfeited, but the opportunity to earn Performance Shares in excess of 100% of the adjusted number of Target Shares under Section 3(c) will remain in effect. In the event of Employee's Termination due to involuntary termination by the Company for reason other than "Cause" before the expiration of one year after the Date of Grant, all Performance Shares as to which Restrictions have not lapsed at or before such Termination will immediately be forfeited.

          (iii) Definition of "Cause" and "Share Formula". For purposes of this Agreement, (a) "Cause" shall mean Employee's chronic neglect, refusal or failure to fulfill his or her employment duties and responsibilities, other than for reasons of sickness, accident or other similar causes beyond Employee's control; with such neglect, refusal or failure to be determined in the sole and reasonable judgment of the Committee; and (b) "Share Formula" shall be the product of (x) the total number of Target Shares times (y) a fraction, the numerator of which shall be the lesser of three
     (3) or the number of full and partial years that the Employee has been employed by the Company or any of its subsidiaries between the Date of Grant and the date of Termination and the denominator of which shall be the number three (3).

          (iv) Retirement. In the event of Employee's Termination due to Retirement, Employee's Performance Shares will not be forfeited upon such Retirement, but instead the Restrictions on Employee's Performance Shares shall remain in effect until the earlier of the time such Restrictions lapse under Section 3(c) or 3(d) or Employee's death. During such post-Retirement period in which the Restrictions remain in effect, all of the Employee's Performance Shares shall be immediately forfeited if
     Employee: (A) directly or indirectly owns any equity or proprietary interest in (except for ownership of shares in a publicly traded company not exceeding five percent of any class of outstanding securities), or is an employee, agent, director, advisor, or consultant to or for, any Competitor (as defined below) of the Company in the United States, whether on his or her own behalf or on behalf of any person, in the procuring, sale, marketing, promotion, or distribution of any product or product lines competitive with any product or product lines of the Company at the time of Employee's Retirement, or if Employee assists in, manages, or supervises any of the foregoing activities, or (B) undertakes any action to induce or cause any supplier to discontinue any part of its business with the Company, or (C) attempts to induce any merchant, buyer, or manager or higher level employee of the Company to terminate his or her employment with the Company, or (D) discloses confidential or proprietary information of the Company to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, or make use of any such information for his or her own purposes, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain except as required by law or pursuant to administrative or legal process. For purposes of this Agreement, "Retirement" shall mean a retirement at or after Employee has attained age 62, and "Competitor" shall mean (a) at any time only a chain of retail stores with 50 or more store locations; provided, however, that the average square footage of the chain's stores is less than 15,000 square feet, or (b) a chain of retail stores with 100 or more



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     store locations (without regard to square footage) whose gross revenues in plus size women's apparel (sizes 14 - 34) exceed 5% of its total gross revenues.

     (c) Vesting Based on Performance Goals.

     (i) Vesting Date. Unless the Performance Shares vest earlier under Section 3(b)(i) or 3(d), the Performance Shares shall vest on February 2, 2008 (the "Vesting Date"), subject to Employee's continued employment with the Company or a subsidiary through the Vesting Date except as otherwise provided in Section 3(b)(ii) and Section 3(b)(iv), and subject to the Company's achievement of the performance goals described in subsection (ii) below.

     (ii) Performance Goals. Except as provided in Section 3(b) or 3(d), the number of Shares that shall be vested pursuant to this Agreement shall depend on the Company's achievement of the following performance goals over the Performance Period. The Performance Period is the period beginning January 31, 2005 and ending February 2, 2008. The number of Shares that vest at the end of the Performance Period shall be determined based on the Company's Cumulative Free Cash Flow for the Performance Period, as follows:

     Cumulative Free Cash Flow for           Percentage of
     Performance Period                      Target Shares That Vest
     ------------------                      -----------------------
     Minimum:                                50%

     Target:                                 100%

     Maximum:                                200%


The percentage of Target Shares that shall vest will be interpolated between each of the measuring points, and the number of vested Shares shall be rounded up to the next highest whole Share. Free Cash Flow shall be calculated by the Committee using the definition and methodology set forth on the attached Exhibit A.

     (iii) Calculation of Vested Shares. At the end of the Performance Period, the Committee shall determine whether and to what extent the performance goals have been met and that all other material conditions have been satisfied, and the resulting number of Performance Shares that shall be vested for the Performance Period. The Committee shall certify its conclusions in writing. Except as described in Section 3(b) or 3(d), Employee must be employed by the Company on the Vesting Date in order for Employee to receive payment with respect to the Performance Shares. If the Performance Shares vest at less than 100% of the Target Shares, the Performance Shares that do not vest shall be forfeited as of the Vesting Date. If the Performance Shares vest at more than 100% of the Target Shares, the number of Performance Shares shall be increased to the vested amount as of the Vesting Date, but Performance Shares in excess of the vested amount will no longer be earnable hereunder. The Company shall distribute Shares to Employee equal to the vested Performance Shares, free of the Restrictions, not later than 30 days after receipt by the Company of the audit opinion of its



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independent auditors with respect to the Company's annual financial statements for the last fiscal year of the Performance Period, and in any event not later than 60 days after the Vesting Date.

     (iv) Coordination with Sections 3(b) and 3(d). If a Termination as described in Section 3(b) or a Change in Control as described in Section 3(d) occurs before the end of the Performance Period, the vesting of the Performance Shares shall be determined pursuant to Section 3(b) or 3(d), whichever is applicable. If no Termination or Change in Control occurs before the end of the Performance Period, the vesting of the Performance Shares shall be determined pursuant to the achievement of performance goals under this Section 3(c).

     (d) Change in Control.

     (i) Acceleration of Vesting. In the event of a Change in Control at a time that Employee is employed by the Company or any of its subsidiaries or simultaneously with Employee's Termination (or following a Termination in which Performance Shares are not forfeited under Section 3(b)(ii) or 3(b)(iv), Shares equal to the Target Shares shall vest immediately prior to the Change in Control and shall be distributed free of the Restrictions effective as of the Change of Control.

     (ii) Definitions of Certain Terms. For purposes of this Agreement, the following definitions shall apply:


          (1) "Beneficial Owner," "Beneficially Owns," and "Beneficial Ownership" shall have the meanings ascribed to such terms for purposes of
     Section 13(d) of the Exchange Act and the rules thereunder, except that, for purposes of this Section 3(d), "Beneficial Ownership" (and the related terms) shall include Voting Securities that a Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, options, or otherwise, regardless of whether any such right is exercisable within 60 days of the date as of which Beneficial Ownership is to be determined.

          (2) "Change in Control" means and shall be deemed to have occurred if

               (i) any Person, other than the Company or a Related Party, acquires directly or indirectly the Beneficial Ownership of any Voting Security of the Company and immediately after such acquisition such Person has, directly or indirectly, the Beneficial Ownership of Voting Securities representing 20 percent or more of the total voting power of all the then-outstanding Voting Securities; or

               (ii) those individuals who as of the Date of Grant constitute the Board or who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the Date of Grant or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board; or



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               (iii) there is consummated a merger, consolidation,
          recapitalization, or reorganization of the Company, a reverse stock split of outstanding Voting Securities, or an acquisition of securities or assets by the Company (a "Transaction"), other than a Transaction which would result in the holders of Voting Securities having at least 80 percent of the total voting power represented by the Voting Securities outstanding immediately prior thereto continuing to hold Voting Securities or voting securities of the surviving entity having at least 60 percent of the total voting power represented by the Voting Securities or the voting securities of such surviving entity outstanding immediately after such Transaction and in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered; or

               (iv) there is implemented or consummated a plan of complete liquidation of the Company or sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in Related Parties owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction.

          (3) "Person" shall have the meaning ascribed for purposes of Section 13(d) of the Exchange Act and the rules thereunder.

          (4) "Related Party" means (i) a majority-owned subsidiary of the Company; or (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities; or (iv) if, prior to any acquisition of a Voting Security which would result in any Person Beneficially Owning more than ten percent of any outstanding class of Voting Security and which would be required to be reported on a Schedule 13D or an amendment thereto, the Board approved the initial transaction giving rise to an increase in Beneficial Ownership in excess of ten percent and any subsequent transaction giving rise to any further increase in Beneficial Ownership; provided, however, that such Person has not, prior to obtaining Board approval of any such transaction, publicly announced an intention to take actions which, if consummated or successful (at a time such Person has not been deemed a "Related Party"), would constitute a Change of Control.

          (5) "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.


     (e) Delivery of Certificates. Upon vesting of Performance Shares under any provision of this Section 3, the Company shall promptly deliver to Employee one or more certificates representing the vested Shares, or shall cause such Shares to be delivered to a broker or bank which maintains an account for Employee or Employee's designee, for deposit to such


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account, or shall make delivery of such Shares by other reasonable means determined by the Committee.

4. Dividend and Distribution Equivalents.

     The Company shall credit to a bookkeeping account on its records for Employee an amount equal to all dividends and distributions on the Target Shares which would otherwise be payable to the Employee if the Target Shares represented actual Shares, when, as, and if declared and paid on Shares. The accumulated amounts equivalent to dividends and distributions shall be deferred and shall be payable to the Employee when, as and if the Performance Shares vest under Section 3 in the same proportion that the number of Performance Shares that vest bears to the number of Target Shares. Payment shall be made on the date on which the vested Shares are issued as described in the applicable provision of Section 3. Unless otherwise determined by the Committee, all amounts equivalent to dividends and distributions referred to in the immediately preceding sentence, other than equivalents to regular quarterly cash dividends (if any), shall be deemed reinvested in additional Performance Shares at the Fair Market Value of Shares on the date when such dividends and distributions would be paid on Shares and such additional Performance Shares shall be subject to the same Restrictions as apply to the original Performance Shares. As provided above, these additional Performance Shares shall vest in the same proportion that the number Performance Shares that vest bears to the total number of Target Shares. No interest will be credited on any cash amount (if any) of dividends payable at the time of vesting.

5. Tax Withholding.

     Employee agrees to remit to the Company and any subsidiary, and authorizes the Company and any subsidiary to deduct from any payment to be made to Employee hereunder or otherwise to be paid by the Company if such remittance has not been made, any amount that federal, state, local, or foreign tax law requires to be withheld with respect to distribution of the Shares and the dividend and distribution amounts described in Section 4. Unless otherwise determined by the Board or Committee, unless the Employee has made other arrangements satisfactory to the Company to provide for payment of mandatory withholding taxes in advance of the payment date (by such deadline as the Company may specify), the Company will withhold, at the applicable income tax withholding rate, from the number of vested Shares a number of whole Shares up to but not exceeding that number which has a Fair Market Value nearest to but not exceeding the minimum amount of federal, state and local taxes required to be withheld as a result of the payment. The Employee may elect such other methods of satisfying such withholding obligation as may be permitted under rules and regulations adopted by the Committee and in effect at the time of payment, which may include the surrender of Shares of the Company's common stock owned separately by Employee. In the case of the withholding or surrender of Shares to pay withholding taxes, the Shares withheld or the Shares surrendered will be valued at the Fair Market Value determined in accordance with procedures for valuing Shares as set forth in rules and regulations adopted by the Committee and otherwise in effect at the time of lapse of such risks of forfeiture.



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6. Deferred Compensation Plan.

     Notwithstanding the foregoing, if Employee elects to defer any of the Performance Shares pursuant to the Charming Shoppes Variable Deferred Compensation Plan for Executives, or a successor plan (the "Deferred Compensation Plan"), the terms of the Deferred Compensation Plan shall govern the timing of payment of vested Shares and dividend and distribution amounts. The Company and Employee acknowledge and agree that if any provisions of this Agreement are subject to section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), the Company and Employee may take such actions as they mutually deem appropriate to modify the terms of this Agreement so as to comply with section 409A of the Code. In addition, other provisions of this Agreement notwithstanding, (i) if the timing of any distribution hereunder would result in Employee's constructive receipt of income relating to the Performance Shares prior to such distribution, the date of distribution will be the earliest date after the specified date of distribution that distribution can be effected without resulting in such constructive receipt; and (ii) any rights of Employee or retained authority of the Company with respect to Performance Shares hereunder shall be automatically modified and limited to the extent necessary so that Employee will not be deemed to be in constructive receipt of income relating to the Performance Shares prior to the distribution and so that Employee shall not be subject to any penalty under Code section 409A.


7. Miscellaneous.

     This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Performance Shares granted hereby, and supersedes any prior agreements or documents with respect to such Performance Shares. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company or materially and adversely affect the rights of Employee with respect to the Performance Shares shall be valid unless in each instance such amendment, alteration, suspension, discontinuation, or termination is expressed in a written instrument duly executed in the name and on behalf of the Company (if subject to such an additional obligation) and by Employee (if Employee's rights are materially and adversely affected).

CHARMING SHOPPES, INC.


BY:______________________________________
(Authorized Officer)

EMPLOYEE:


_________________________________________



Attachment:  Exhibit A:  Cumulative Free Cash Flow





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                                    EXHIBIT A



                            CUMULATIVE FREE CASH FLOW


              Performance Period - Fiscal Years 2006, 2007 and 2008


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                 Three Year Cumulative Free Cash Flow* at Target



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     *    The Three Year Cumulative Free Cash Flow means the aggregate amount of
          Free Cash Flow** for each of fiscal years 2006, 2007 and 2008.

     ** "Free Cash Flow" means Net Cash provided by Operating Activities*** (Adjusted for one-time non-recurring cash charges in accordance with generally accepted accounting principles consistently applied) minus (the sum of Investment in Capital Assets*** (excluding purchases of Assets in connection with an acquisition of a business) plus Purchases of Assets under Capital Leases***).

     *** As defined and recorded in the Company's Consolidated Statement of Cash Flows for each of the three fiscal years ended in the Performance Period.


















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